UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2007

DECKERS OUTDOOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-22446	95-3015862
(Commission File Number)	(IRS Employer Identification No.)

495A South Fairview Avenue, Goleta, California	93117
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (805) 967-7611

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry Into a Material Definitive Agreement.

On June 4, 2007 Deckers Outdoor Corporation entered into Amendment Number Nine (the “Amendment”) to its Amended and Restated Credit Agreement (the “Credit Agreement”) with Comerica Bank.  The Amendment extends the maturity date of amounts outstanding under the Credit Agreement to June 1, 2009.

The Amendment is included in this Current Report as Exhibit 10.1.  The summary above is qualified in its entirety by reference to such exhibit.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment Number Nine to Amended and Restated Credit Agreement, dated as of June 4, 2007, among Deckers Outdoor Corporation and Comerica Bank

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deckers Outdoor Corporation

Date: June 4, 2007	/s/ Zohar Ziv
Zohar Ziv, Chief Financial Officer and Executive Vice President of Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment Number Nine to Amended and Restated Credit Agreement, dated as of June 4, 2007, among Deckers Outdoor Corporation and Comerica Bank